Exhibit 99.1
ATI-2138 Phase 2a Top-Line Results July 29, 2025

2 Disclaimer and Cautionary Note Regarding Forward-Looking Statements Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on Aclaris’ current beliefs and expectations. These forward-looking statements include expectations regarding its development plans for ATI-2138 and its next generation ITK inhibitors, including plans to development ATI-2138 in alopecia areata and potentially other indications, the therapeutic potential for ATI-2138 and next generation ITK inhibitors, as well as expectations related to the timing for the initiation, completion, and reporting results from, and submitting regulatory submissions for, its development programs, and its expected cash runway into the second half of 2028. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differmaterially include uncertainties inherent in the conduct of clinical trials, Aclaris’ reliance on third parties over which it may not always have full control, Aclaris’ ability to enter into strategic partnerships on commercially reasonable terms, the uncertainty regarding the macroeconomic environment and other risks and uncertainties that are described in the Risk Factors section of Aclaris’ Annual Report on Form 10-K for the year ended December 31, 2024, and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC Filings” page of the “Investors” section of Aclaris’ website at www.aclaristx.com. No head-to-head clinical studies have been conducted against JAK and IL-4/13 inhibitors. Differences exist between data and trial designs, and caution should be exercised when comparing data across studies. Any forward-looking statements speak only as of the date of this press release and are based on information available to Aclaris as of the date of this release, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise.

ATI-2138

Oral Small Molecule Covalent ITK & JAK3 Inhibitor for I&I Disease

- Investigational oral compound which interrupts T cell receptor (TCR) signaling by inhibiting ITK and JAK3 signaling of common γ chain cytokines in lymphocytes (including IL-2 & IL-15)
- Highly potent for both ITK and JAK3 (IC50: 0.2nM ITK; 0.5nM JAK3)
- Unique dual pharmacology; best-in-class potential



APC
γc cytokines
TCR
JAK3
ATI-2138
pSTAT5
T Cell
T Cell
NK Cell
Proliferation
Activation
Differentiation

ITK = Interleukin-2-inducible T cell kinase; JAK=Janus Kinase 3

3

4 ATI-2138 Covalently Inhibits ITK and JAK3 • Design guided by modeling and proprietary crystal structures • Designed to interact with the ATP site and covalently modifies CYS442 in ITK and CYS909 in JAK3 • Other oral drugs have successfully targeted this positional cysteine – Ritlecitinib (JAK3), Ibrutinib (BTK) – Afatinib, Neratinib (EGFR/Her2) ATI-2138 differs from reversable JAK inhibitors in important ways: • Unlike approved JAK inhibitors, ATI-2138 is specific for JAK3; does not inhibit other JAKs • Although both are selective for JAK3, ATI-2138’s potency on ITK is ~44X greater than ritlecitinib

5 ATI-2138 Unique Dual Pharmacology and Best-in-Class JAK3 Inhibitor Potential • ATI-2138 is 44.4x more potent than ritlecitinib for inhibiting anti-CD3 induced IFNγ production (ITK) and 5.4x more potent for inhibiting JAK3 dependent IL-2 induced IFNγ production in human whole blood • At the FDA recommended 50 mg QD dose for alopecia areata, ritlecitinib plasma levels may not impact ITK (anti-CD3 /IFNγ) for any appreciable time ITK: HWB CD3 Stimulated IFN Release JAK3: HWB IL2 Stimulated IFN Release 0.1 1 10 100 1000 10000 0 20 40 60 80 100 120 140 nM IFNg Production (% Stim) ATI-2138 Ritlecitinib 0.1 1 10 100 1000 10000 0 20 40 60 80 100 120 nM IFNg Production (% Stim) ATI-2138 Ritlecitinib 44.4x 5.4x

ATI-2138 and CPI-818 (Soquelitinib)

Potency Comparison

ITK Biochemical Enzyme Potency

	ITK, IC50, nM	Kinact/Ki (uM-1s-1)
ATI-2138	0.25	0.34
CPI-818	9.5	0.022
Potency Ratio	**38x**	**15x**

- ATI-2138 is 15-38x more potent than CPI-818 in inhibiting the ITK enzyme activity
- ATI-2138 is significantly more potent than CPI-818 in blocking the Th2 derived cytokines, IL4, IL-5 and IL-13 (~100x)

Anti-CD3/CD28-Induced Cytokines from Human Th2 Cells



ATI-2138_IL4
ATI-2138_IL5
ATI-2138_IL13
% untreated control
****
ATI-2138 [uM]
0
0.01
0.1
1
CPI-818_IL4
CPI-818_IL5
CPI-818_IL13
CPI-818 [uM]
0
0.01
0.1
1
3
10

aclaris THERAPEUTICS
6

7 ATI-2138 Anti-inflammatory Activity in Mouse Models of IBD and Vitiligo ATI-2138 has demonstrated robust anti-inflammatory activity in mouse models of disease

8 • Dose-dependent inhibition of both ITK and JAK3 exploratory PD biomarkers was observed. • 50% to 90% inhibition of the ITK and JAK3 functional markers observed. ATI-2138: SAD/MAD Study Summary • ATI-2138 was generally well tolerated at all doses tested in the trial. • No serious adverse events were reported. • ATI-2138 was rapidly absorbed. • Multiple doses ranging from 10 to 80 mg daily over two weeks in healthy volunteers showed linear PK and dose dependent increases in exposure. • At 10-30 mg daily, ATI-2138 plasma concentration reached the targeted level established using preclinical data. Safety Pharmacokinetics (PK) Pharmacodynamics (PD)

9 ATI-2138 Phase 2a Trial Design in Atopic Dermatitis Single-Arm, Open-Label Trial Screening ~30 days Follow-up 2 weeks ATI-2138 (10mg BID) Treatment Period: 12 Weeks Week 12 Efficacy endpoint analysis 14 enrolled patients Moderate-to-Severe Atopic Dermatitis PRIMARY OBJECTIVE • Safety SECONDARY/EXPLORATORY OBJECTIVES • Pharmacokinetics, pharmacodynamics (RNA analysis, proteomics, IHC to analyze specific pathway inhibition) • Efficacy measurements at week 12 Single-arm Phase 2a trial conducted to assess tolerability, ITK contribution (PD), and identify efficacy signals to be explored in future clinical trials

10 Phase 2a: Patient Demographics Age Sex M0,F1 Race Baseline EASI 56 F White 16.5 34 M Mixed-multiple 33.5 50 M Black or African American 17.6 28 F Black or African American,White 16.8 20 M Not Reported 19.2 19 F White 28.1 22 F Asian 23.7 56 M Black or African American 16.8 44 F Black or African American 31.1 28 M Black or African American 21.3 39 F Not Reported 19.6 30 M White 31.5 21 F Asian 17.1 55 M Black or African American 24.6 Average 36 50/50 M/F 7 Black/African American 22.7 (7 severe)

11 Phase 2a Results: Primary Endpoint (Safety) Primary Endpoint Analysis Confirms Strong Tolerability Profile of ATI-2138 • ATI-2138 was very well tolerated in the 12 patients in the safety population – No severe adverse events (SAEs) or treatment-emergent adverse events (TEAEs) – No discontinuations due to adverse events – Most adverse events were mild and resolved spontaneously during treatment – Three patients experienced a combined total of four study drug-related adverse events (TRAE) • All but one (single case of moderate myalgia; starting on day 24 with no elevation in CPK) were mild, transient, and resolved during treatment – No safety signal observed in chemistry, hematology (e.g., leukocytes, lymphocytes, neutrophils), lipids, electrocardiogram (ECG), ECG with corrected QT (ECG-QTcF), or vital signs

12 Phase 2a Results: Secondary Endpoints (EASI) % Reduction from Baseline in Eczema Area and Severity Score (EASI) Over Time, Per Protocol (N=10) Mean improvement in EASI score 12 weeks 61% Median improvement in EASI score 12 weeks 77% EASI = Eczema Area and Severity Score: Measures the extent and severity of lesional skin associated with atopic dermatitis across different body regions

13 Phase 2a Results: Secondary Endpoints (EASI) Absolute Mean Reduction Over Time by Patient, Per Protocol EASI = Eczema Area and Severity Score: Measures the extent and severity of lesional skin associated with atopic dermatitis across different body regions Outlier (in red) • Statistical molecular outlier by >4 SD • Systemic symptoms inconsistent with AD alone including significant non-lesional inflammation • Not fully compliant with study drug administration

14 Phase 2a Results: EASI Score Excluding Outlier % Reduction from Baseline in Eczema Area and Severity Score (EASI) Over Time Mean improvement in EASI score 12 weeks 77% Median improvement in EASI score 12 weeks 82% EASI = Eczema Area and Severity Score: Measures the extent and severity of lesional skin associated with atopic dermatitis across different body regions

15 Phase 2a Results: Secondary Endpoints (PP-NRS) % of Patients with ≥4 Point Improvement in Worst Itch over Prior 24 Hours Note: Each other compound efficacy is the average percent improvement from multiple studies, at week 12 or 16 data from Phase 2 and Phase 3 published sources; head-to-head clinical studies have not been conducted. Differences exist between trial designs and subject characteristics, and caution should be exercised when comparing data across studies. Data collected on 8 of 10 PP patients. • At week 12, 63% of patients receiving a low dose of ATI-2138 experienced a ≥4-point improvement worst itch in the past 24 hours • A ≥4-point improvement in PP-NRS score is considered a clinically meaningful result • Though a small open-label study, results are comparable to that seen with approved JAK and IL-4 and -13 inhibitor products PP-NRS = Peak Pruritus Numerical Rating Scale: Assesses the severity of itch at the worst moment during the previous 24 hours on a scale of 0 (“no itch”) to 10 (“worst itch imaginable”).

16 ITK Assay • CD3/CD28 ex vivo stim mRNA (IL2 and IFNγ) production ITK Target Occupancy JAK3 Assay • IL15 ex vivo stim IFN protein production Immunophenotyping Punch Biopsy Analysis • Immunohistochemistry • RNAseq Analysis (>16,000 genes) Tape Strip Analysis • RNAseq Analysis (>16,000 genes) • O-link Proteomics (300+ analytes) Endogenous Biomarkers in Plasma • O-Link Proteomics (300+ analytes) Phase 2a Results: Secondary Endpoint Pharmacodynamic Assessments Goal: Confirm that ATI-2138 is mechanistically unique, provide support for Phase 2a clinical results, and validate ITK as a target Assess Target, Pathway & Disease biomarkers to support mechanism of action In-House PD Efforts PD Efforts at EG Mt Sinai Lab

17 Phase 2a Results: Ex vivo Stimulated ITK HWB Assays ITK-TCR Assay – IL2 mRNA ITK-TCR Assay – IFNγ mRNA • ~90% inhibition of both IL2 and IFN mRNA observed 1 hr post dose (~peak) across the 12 weeks of dosing • 40-60% inhibition of both IL2 and IFN mRNA observed at trough across the 12 weeks of dosing Data collected on 8 of the 10 per protocol (PP) patients

18 Phase 2a Results: ITK Target Occupancy with ATI-2138 • Utilized biotinylated ITK probe with MSD readout using patient PBMCs • Data collected on 7 of the 10 per protocol patients • Near complete ATI-2138 ITK target occupancy observed one hour post-dose (~peak) across the 12 weeks of dosing • Approximately 60-70% ATI-2138 occupancy observed at trough across the 12 weeks of dosing

19 ATI-2138-AD-201 JAK3 PD Data ATI2138 (ng/ml) 0.01 0.1 1 10 100 1000 IL15 Stim IFN Protein (% Predose - All data) 0 50 100 150 200 All PD from ATI-2138-MAD Trial All PD from ATI-2138-AD-201 Trial Exposure Response Overlay of Phase 2a (ATI-2138-AD-201) and MAD Studies • ~80% inhibition of JAK3-induced IFN observed 1 hr post dose (~peak) • ~20% inhibition of JAK3-induced IFN observed at trough across across the 12 weeks of dosing • MAD study was predictive of PD response based on exposure response overlay Phase 2a Results: Ex vivo Stimulated JAK3 HWB Assays Data collected on 8 of the 10 per protocol (PP) patients

20 Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 2000 4000 6000 8000 10000 Leukocytes (cells/uL) Visit Cells/μL Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 500 1000 1500 2000 2500 T cells (cells/uL) Visit Cells/μL Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 500 1000 1500 CD4+ T cells (cells/uL) Visit Cells/μL Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 200 400 600 800 CD8+ T cells (cells/uL) Visit Cells/μL Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 50 100 150Leukocytes (% Predose) Visit Cells/μL %( Predose) Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 50 100 150 200 T cells (% Predose) Visit Cells/μL (% Predose) Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 50 100 150 200CD4+ T cells (% Predose) Visit Cells/μL (% Predose) Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 50 100 150 200CD8+ T cells (% Predose) Visit Cells/μL (% Predose) Week 1 Week 4 Week 8 Week 12 Fol ow-up -40 -20 0 20 40 Leukocytes (% change from baseline) Visit Cells/μL (% change from baseline) Week 1 Week 4 Week 8 Week 12 Fol ow-up -50 0 50 100 T cells (% change from baseline) Visit Cells/μL (% change from baseline) Week 1 Week 4 Week 8 Week 12 Fol ow-up -50 0 50 100 CD4+ T cells (% change from baseline) Visit Cells/μL (% change from baseline) Week 1 Week 4 Week 8 Week 12 Fol ow-up -50 0 50 100 CD8+ T cells (% change from baseline) Visit Cells/μL (% change from basel ni e) *Points in pink indicate a compromised sample (either ~48 hours old at time of processing or arrived on ice packs) Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 2000 4000 6000 8000 10000 Leukocytes (cells/uL) Visit Cells/μL Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 200 400 600 800 B cells (cells/uL) Visit Cells/μL Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 200 400 600 800 NK cells (cells/uL) Visit Cells/μL Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 50 100 150Leukocytes (% Predose) Visit Cells/μL (% Predose) Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 50 100 150 200 B cells (% Predose) Visit Cells/μL (% Predose) Week 1 Week 4 Week 8 Week 12 Fol ow-up 0 50 100 150 200 NK cells (% Predose) Visit Cells/μL (% Predose) Week 1 Week 4 Week 8 Week 12 Fol ow-up -40 -20 0 20 40 Leukocytes (% change from baseline) Visit Cells/μL (% change from baseline) Week 1 Week 4 Week 8 Week 12 Fol ow-up -50 0 50 100 B cells (% change from baseline) Visit Cells/μL (% change from basel ni e) Week 1 Week 4 Week 8 Week 12 Fol ow-up -100 -50 0 50 100 NK cells (% change from baseline) Visit Cells/μL (% change from baseline) *Points in pink indicate a compromised sample (either ~48 hours old at time of processing or arrived on ice packs) • No significant perturbations in T cells/T cell subsets, B cells or NK cells were observed • No evidence of global immune suppression Phase 2a Results: Immunophenotyping Data Data collected on 6 of the 10 per protocol (PP) patients

Phase 2a Results: Plasma O-Link Analysis

Immune Subset Week 12 vs Baseline

- Evaluations at baseline, week 4, week 8 and week 12

Key Modulated Markers*:

Th1:
IL8, IL2RA, IL2

Th2:
CCL13, CCL17, CCL24, IL4, IL33, IL7

Th17:
CXCL1, PI3, TGB1

T cell activation:
XCL1, IL1RL2

*significance observed at any timepoint



ATI-2138
Baseline
Week 12
9
9
Z-score
2
1
0
−1
−2

Strong downregulation of key ITK-dependent markers (Th2, TH17, and T cell activation pathways) observed aclaris THERAPEUTICS

PP patient responders analyzed (9 patients)

21

Phase 2a Results: Skin Tape Strip O-Link Analysis

Immune Protein Subset

- Evaluations at baseline, week 4, week 8 and week 12
- Similar directionality observed with RNAseq data

Key Modulated Pathway Markers*:

Th1
CCL3, CXCL9, CXCL11, TNF, IL2RA

Th2
IL13, TSLP

Th17
IL17A, CXCL1, S100A12, TGFB1, IL6R

T cell activation /Immune Signaling
CCL19, IL17C, CCL8, CCL16, , CCL15, CCL23, TNFSF10

Fibrosis
TNFRSF9

*significant in any comparison



Percent Improvement
120
100
80
60
40
20
0
−20
−40
27%
***
60%
***
47%
***
Week 4
Week 8
Week 12
ATI-2138

Black stars: significant difference compared to baseline
*** : p<0.001 significance

Significant reduction observed in multiple inflammatory pathways associated with ITK relative to baseline

PP patient responders analyzed (9 patients)

aclaris THERAPEUTICS 22

Phase 2a Results: Skin Biopsy RNAseq Immune Pathway Modulation

Week 12 vs Baseline

- Downward directional trends observed with key pathways
- Biopsy pathway modulation consistent with tape strip data



Th1
Th2
Th17
JAK3
ITK
Baseline NL
Baseline LS
Week 12 LS

Downward trends observed in mRNA markers associated with key immunologic pathways at week 12; downregulation of ITK and JAK3 pathway markers

Biopsies from 5 PP patients

23

24 Phase 2a Results: Skin Biopsy RNAseq Analysis TCR (ITK) and JAK3 Pathways • Heat map describes impact on both (TCR) ITK and JAK3 pathways at week 12 • Similar to tape strip RNAseq data Reduction observed in mRNA markers consistent with the expected ITK and JAK3 dual pharmacology Biopsies from 5 PP patients

25 Phase 2a Conclusions: Secondary Endpoint (PD Assessments) Results Support Conviction in Therapeutic Potential of ITK Inhibition • PD analyses clearly demonstrate modulation of the ITK and JAK3 pathways as evidenced by inhibition of ex vivo pathway specific stimulation of patient whole blood • Near complete and sustained inhibition and occupancy of ITK (measure of blockade of ITK enzyme) and a high level of inhibition of JAK3 observed • Proteome and transcriptome lesional skin tape strip analyses measured at trough levels to better represent steady state showed significant ATI-2138-dependent reduction of multiple inflammatory pathways associated with ITK • Data consistent across analyses with both skin biopsies and tape strips and patient plasma • Strong downregulation observed at week 8 and week 12 of key ITK-dependent markers including: • Th1 (e.g., CXCL11, CXCL9, IL2RA, TNF) • Th2 (e.g., CCL17, CCL24, IL13, TSLP) • Th17 (e.g., CXCL1, IL17A, IL6R) • TCR (ITK) pathway (e.g., ITK, IL-13, CD3, ZAP70, LCK, PLCg1) • Fibrosis-related markers (e.g. MMP9, TNFRSF9) were also shown to be strongly downregulated by ATI-2138

26 Next Steps with ITK Franchise • Positive results from single-arm Phase 2a open-label trial of ATI-2138 in AD validate ITK franchise; provide conviction on two programs: – ATI-2138 • Aclaris intends to further develop ATI-2138 in alopecia areata • Also exploring other indications relevant to the mechanism of action – ITK selective program • Preclinical work ongoing for next-generation ITK inhibitors, which Aclaris expects to provide the basis for new INDs starting in 2026

27 Executing on Rich Clinical Catalyst Calendar 2025 ATI-052 IND Clearance by FDA Bosakitug (ATI-045) Initiation of Phase 2 Trial in Atopic Dermatitis ATI-052 Initiation of Phase 1a/1b Program ATI-2138 Atopic Dermatitis Phase 2a Top Line Data July 2025 ATI-052 Completion of dosing in Phase 1a SAD/MAD HV Portion Year-end 2025 2026 All timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors. ATI-052 Phase 1a/1b Top Line Data Phase 1a SAD/MAD: Early 2026 Phase 1b POC: 2H 2026 Bosakitug (ATI-045) Atopic Dermatitis Phase 2 Top Line Data 2H 2026 ATI-2138 Initiation of Phase 2 in Second Indication 2026 ITK Selective Program IND Submission and Start of Phase 1 Program 2026

ATI-2138 Phase 2a Top-Line Results July 29, 2025